Supplement Dated May 18, 2001*
                    to the Prospectus Dated October 30, 2000
       of American Express(R)Variable Portfolio Funds S-6466-99 T (10/00)


The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Blue Chip Advantage Fund. The following paragraph replaces the paragraphs on Keith Tufte and James M. Johnson, Jr.:

     James M. Johnson, Jr. is primarily responsible for the day-to-day operations of AXP Variable Portfolio - Blue Chip Advantage Fund. He joined AEFC in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management in 1996. He is portfolio manager of Total Return Portfolio, AXP Small Company Index Fund, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP Nasdaq 100 Index Fund, and AXP Variable Portfolio - S&P 500 Index Fund. He is co-portfolio manager of Aggressive Growth Portfolio and AXP Blue Chip Advantage Fund.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Capital Resource Fund. The following paragraph replaces the paragraph on Betty Tebault:

     Joseph M. Barsky, vice president - Mutual Funds, is primarily responsible for the day-to-day operations of AXP Variable Portfolio - Capital Resource Fund. He joined AEFC in 1979. He previously managed the assets of the Fund from January 1997 to February 2000 and took over the fund again in April 2001. He also served as portfolio manager of AXP Equity Select Fund from 1983 to 1996.


S-6466-23 A (05/01)
*Valid until October 31, 2001.